                                                                    Exhibit 10.4



                                     FORM OF
                              REVOLVING CREDIT NOTE

$                                                          Date:

         FOR VALUE RECEIVED, the undersigned (hereinafter, together with their successors in title and assigns, collectively, called the "Borrowers"), by this promissory note (hereinafter, together with the Schedule annexed hereto, called "this Note"), absolutely and unconditionally and jointly and severally promise to pay to the order of ____________________, a national banking association organized under the laws of the United States of America (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of ________________ Dollars ($___________), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving credit loans under the Loan Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

         Capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.

         The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Loan Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Loan Agreement.

         On __________, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

         Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Loan Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely and jointly and severally due and payable by the Borrowers to the Bank on demand by the Administrative Agent. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be


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

compounded daily until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

         Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Administrative Agent in dollars, for the account of the Bank, at the address of the Administrative Agent set forth in the Loan Agreement, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

         This Note is made and delivered by the Borrowers to the Bank pursuant to the Revolving Credit and Term Loan Agreement, dated as of June 29, 2000, among (i) the Borrowers, (ii) the Banks and (iii) the Administrative Agent (hereinafter, as originally executed, and as now or hereafter varied or supplemented or amended and restated, called the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions (to the extent not set forth herein) under which the Loans evidenced by this Note were made and are to be repaid. This Note evidences the joint and several obligation of the Borrowers (a) to repay the principal amount of the Bank's Commitment Percentage of the Revolving Credit Loans made by the Banks to the Borrowers pursuant to the Loan Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and
(c) to pay other amounts which may become due and payable hereunder or thereunder as herein and therein provided. The payment of the principal of and the interest on this Note and the payment of all (if any) other amounts as may become due and payable on or in respect of this Note are secured by certain collateral, as evidenced by the Security Documents. Reference is hereby made to the Loan Agreement (including the EXHIBITS and SCHEDULES annexed thereto) and to the other Security Documents for a complete statement of the terms thereof and for a description of such collateral.

         The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Loan Agreement. The Borrowers will have an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Loan Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Loan Agreement.

         Pursuant to and upon the terms contained in Section 7 of the Loan Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers, excepting only for notice expressly provided for in the Loan Agreement.

         All computations of interest payable as provided in this Note shall be made by the Administrative Agent in accordance with the terms of the Loan Agreement. The interest rate in effect from time to time shall be determined in accordance with the terms of the Loan Agreement.

         Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

         No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         Each of the Borrowers and every endorser and guarantor of this Note hereby irrevocably waives notice of acceptance, presentment, demand, notice of nonpayment, protest, notice of protest, suit and all other demands, notices and other conditions precedent in connection with the delivery, acceptance, performance, default, collection and/or enforcement of this Note or any collateral or security therefor, except for notices expressly provided for in the Loan Agreement or any other Loan Document, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         Each of the Borrowers hereby absolutely and irrevocably consents and submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts in connection with any actions or proceedings brought against any Borrower by the holder hereof arising out of or relating to this Note.

         THE BORROWERS AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY

COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND THE MAKE THE LOAN.

         This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.



                            (Signatures on next page)

         IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed under seal by the undersigned on the day and in the year first above written in Boston, Massachusetts.

WITNESS:                                MAC-GRAY CORPORATION


________________________________        By:_______________________________
                                           Name:
                                           Title:



                                        MAC-GRAY SERVICES, INC.


                                        By:______________________________
                                           Name:
                                           Title:



                                        INTIRION CORPORATION


                                        By:______________________________
                                           Name:
                                           Title:

                        SCHEDULE TO REVOLVING CREDIT NOTE



DATE         AMOUNT OF   TYPE OF LOAN    APPLICABLE PRIME     INTEREST      INTEREST       AMOUNT PAID   NOTATION
             LOAN        (PRIME RATE     RATE MARGIN OR       RATE*         PERIOD**                     MADE BY
                         OR LIBOR)       APPLICABLE LIBOR
                                         MARGIN
----------------------------------------------------------------------------------------------------------------------
























------------------------------
* For Prime Rate Loans, insert "Prime Rate plus Applicable Prime Rate Margin" For LIBOR Loans, insert "Adjusted LIBOR Rate plus Applicable LIBOR Margin"

**   For LIBOR Loans only



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